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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AGILE FUNDS, INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: Not applicable
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

AGILE FUNDS, INC.—AGILE MULTI-STRATEGY FUND

SHAREHOLDER APPROVAL OF SUBADVISORY AGREEMENTS

Tactical Allocation Services, LLC

Telephone Script

(For use beginning February 25, 2005)

Introduction

  •
  "Hello, Mr./Mrs. (shareholder) my name is                        , calling on behalf of the Agile Funds to follow-up on our recent mailing of proxy materials. Have you received the materials for the upcoming Special Meeting of the Agile Multi-Strategy Fund shareholders on March 17, 2005?"

  •
  IF NO—

  •
  Then help the shareholder obtain the material he/she requires. Offer to continue discussing after shareholder receives materials.

  •
  IF YES—

  •
  "The Directors of Agile Funds are asking you to consider proposals which they have studied carefully and they recommend that you vote in favor of the proposals."

  •
  "Do you have any questions?" Explain voting process and that the discussion undertaken is limited to what is contained in the proxy materials.

  •
  Ascertain if the shareholder intends to vote by proxy or at the annual meeting.

  •
  Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Directors have recommended that he/she vote in favor of the proposal. Referring to the proxy statement and reading the appropriate sections can address most questions.

  •
  "At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided."

Closing

  •
  "Thank you for your time and for your consideration of these important proposals. Please remember, your vote is important."

  •
  (in the event the shareholder does not plan to attend the meeting in person.) "Please ensure that your proxy card is mailed promptly so that it can be recorded at the Agile Shareholders meeting on March 17, 2005."

Special Shareholders Meeting

March 17, 2005
3:00 p.m.
Agile Funds, Inc.
4909 Pearl East Circle, Suite #300
Boulder, Colorado 80301

QuickLinks

AGILE FUNDS, INC.—AGILE MULTI-STRATEGY FUND SHAREHOLDER APPROVAL OF SUBADVISORY AGREEMENTS Tactical Allocation Services, LLC Telephone Script (For use beginning February 25, 2005)